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                                                                   EXHIBIT 10.20
                             STOCKHOLDER RIGHTS AGREEMENT


    THIS STOCKHOLDER RIGHTS AGREEMENT (this "Agreement") is entered into as of June 17, 1997, by and among FALCON BUILDING PRODUCTS, INC., a Delaware corporation (the "Company"), EQUITY HOLDINGS LIMITED, an Illinois limited partnership ("EHL"), FBP Acquisition Corp., Inc., a Delaware corporation ("MergerCo"), INVESTCORP INVESTMENT EQUITY LIMITED, a Cayman Islands corporation ("IIEL"), and the other holders of Class D Common Stock of MergerCo (IIEL and each such other holder individually a "Class D Stockholder" and collectively the "Class D Stockholders").

                                   R E C I T A L S

    A. The Company and MergerCo have entered into an Agreement and Plan of Merger Agreement (the "Merger Agreement"), dated as of March 20, 1997, pursuant to which MergerCo will be merged with and into the Company upon the terms and conditions set forth therein (the "Merger") and, among other things, the shares of Class D Common Stock of MergerCo held by the Class D Stockholders will be converted into shares of Class D Stock of the Company.

    B. Pursuant to the Merger Agreement, EHL will, as of immediately after the closing of the Merger, retain ownership of 861,683 shares of Class A Common Stock of the Company or such lesser number of such shares as is determined by the proration procedures described in Section 1.6 of the Merger Agreement (the "EHL Shares").

    C. This Agreement is being entered into pursuant to the Stockholder Voting Agreement which was entered into by EHL, the Company and MergerCo concurrently with the Merger Agreement.

                                  A G R E E M E N T

    NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the parties hereto agree as follows:

    SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person will be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

         "CERTIFICATE OF INCORPORATION" means the Restated Certificate of Incorporation of the Company in effect as of immediately following the closing of the Merger which shall be in the form

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attached hereto as Exhibit A, as such Certificate may thereafter from time to time be amended in accordance with applicable law and such Certificate.

         "COMMISSION" means the U.S. Securities and Exchange Commission and any successor federal agency having similar powers.

         "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended from time to time, including the various rules and regulations promulgated by the Commission thereunder.

         "INITIAL PUBLIC OFFERING" shall have the meaning ascribed to that term in Article IV, Section 1 of the Certificate of Incorporation.

         "INVESTCORP INVESTORS" means Investcorp Bank E.C. and its Affiliates and any other investor with whom Investcorp Bank E.C. or any Affiliate thereof has an administrative relationship.

         "PERMITTED TRANSFEREE" shall mean (i) a Person acquiring EHL Shares pursuant to Section 2, 3 or 4 hereof, (ii) a Person acquiring EHL Shares which have previously been the subject of a Section 2(d) sale or (iii) a Person that is an Affiliate of either EHL or a Permitted Transferee; PROVIDED, HOWEVER, that: (A) EHL may distribute the EHL Shares to the direct and indirect partners of EHL and such partners may contribute EHL Shares to Affiliates of such partners (each of whom shall be a Permitted Transferee), PROVIDED that the number of Persons to whom EHL Shares may be transferred pursuant to this clause
(A) shall not exceed 10; (B) any transfer to a Permitted Transferee other than pursuant to clause (A) must be of at least 100,000 EHL Shares (as adjusted for stock splits, reverse stock splits and stock dividends of 2% or more with an effective date after the closing date of the Merger), except that where EHL or a Permitted Transferee owns less than 100,000 EHL Shares (as so adjusted) a transfer to a Permitted Transferee of all EHL Shares so held may be made; and
(C) no transfer to a Permitted Transferee will be effective unless and until such Permitted Transferee has agreed in writing to be bound by this Agreement with respect to the EHL Shares to be so transferred.

         "PERSON" means an individual, limited or general partnership, joint venture, limited liability company, corporation, trust, unincorporated organization or a government or any department or agency thereof.

         "REGISTRABLE SECURITIES", as of any date of determination, means the EHL Shares then held by EHL and any Permitted Transferee; PROVIDED, HOWEVER, that any particular Registrable Securities shall cease to be such when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been disposed of in accordance with such registration statement, (ii) they shall have ceased to be outstanding, or (iii) with respect to any Holder (as defined in Section
5), all such securities beneficially held by such Holder and its Affiliates may be sold in compliance with Rule 144 under the Securities Act within a three month period.

         "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with its obligations under Section 5 hereof including, without limitation, all Commission and any stock exchange registration, listing, filing or NASD fees, all fees and expenses

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of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and fees of any counsel employed by any Holder (as defined in Section 5 hereof) other than in-house counsel of the Company and outside counsel employed by the Company for purposes of the registration.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, including the various rules and regulations promulgated by the Commission thereunder.

         Certain other terms are defined elsewhere in this Agreement.

    SECTION 2.  RIGHT OF FIRST OFFER ON EHL SHARES.

    (a) In the event that EHL or any Permitted Transferee holding EHL Shares proposes to sell any EHL Shares (the "Initiating Holder") to any Person, such Initiating Holder shall furnish to the Company and to IIEL a written notice specifying the number of such EHL Shares proposed to be sold, the proposed sale price and all other material terms and conditions of the proposed sale (a "Section 2 Sale Notice").

    (b) IIEL and the Company shall each then have the irrevocable option, exercisable by written notice to the Initiating Holder within 20 days after receipt of a Section 2 Sale Notice, to purchase all (but not less than all) of the EHL Shares covered by such Notice at the same price and on the same terms and conditions as contained in such Notice (the "Option"). As between IIEL and the Company, IIEL will have first priority with respect to the Option, and the EHL Shares covered by such Option may be allocated between IIEL and the Company in any amounts mutually agreed upon by IIEL and the Company.

    (c) In the event that either IIEL or the Company elects to exercise the Option (either or both, as applicable, an "Electing Offeree"), the closing of the purchase or purchases pursuant to the exercise of such Option shall occur at the offices of the Company on the date specified in the notice of exercise, which date shall not be later than 30 days after receipt by the Initiating Holder of such notice of exercise (or such earlier date, if any, mutually agreed upon by the Initiating Holder and the Electing Offeree). At such closing, (i) the Initiating Holder shall deliver to the Electing Offeree the stock certificate or certificates evidencing such EHL Shares in valid form for transfer with appropriate and duly executed assignments, stock powers or endorsements, as the case may be, bearing any necessary documentary stamps and accompanied by such certificates of authority, consents to transfer or other instruments or evidences of good title of the Initiating Holder to such Shares, free and clear of any and all claims, liens, pledges and encumbrances, as may reasonably be requested by such Electing Offerees, and (ii) each Electing Offeree shall pay to the Initiating Holder the applicable purchase price.

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    (d)  If the Option is not validly exercised within the applicable option period specified in Section 2(b) above or if prior to the expiration of such option period each of IIEL and the Company shall have given the Initiating Holder written notice that it will not exercise the Option, then the Initiating Holder shall be free, for a period of 90 days beginning on earlier of the day after the expiration of such option period or the date on which the Initiating Holder shall have received such notices of non-election, as applicable, to sell such EHL Shares to any other purchaser or purchasers at prices, terms and conditions no less favorable to the Initiating Holder than those contained in the Section 2 Sale Notice; PROVIDED that (i) any such other purchaser or purchasers agree in writing to be bound by all provisions of this Agreement applicable to the Initiating Holder to the extent such provisions by their terms continue in effect; (ii) the minimum number of such EHL Shares that may be so sold to any such purchaser shall be 100,000 EHL Shares (as adjusted for stock splits, reverse stock splits and stock dividends of 2% or more with an effective date after the closing date of the Merger); and (iii) in no event shall the total number of Persons holding EHL Shares as a result of sales pursuant to this
Section 2(d) exceed 5 Persons.

    (e) No transfer, assignment or other disposition of any EHL Shares (including without limitation any transfer, assignment or other disposition by operation of law) may be made by EHL or a Permitted Transferee, other than a transfer by EHL to a Permitted Transferee or by a Permitted Transferee to another Permitted Transferee; PROVIDED that, subject to the prior written consent of IIEL (which consent shall not be unreasonably withheld), EHL or a Permitted Transferee may pledge EHL Shares in a bona fide credit transaction with an unaffiliated financial institution.

    (f) Any EHL Shares sold pursuant to Section 2(d) shall upon closing of such sale no longer be subject to the provisions of Section 2(a), (b), (c), (d) and (e) hereof.

    (g) The transfer restrictions imposed on EHL Shares by this Section 2 are in addition to any restrictions applicable to such EHL Shares which are contained in the Company's Certificate of Incorporation.

    (h)  The provisions of this Section 2 do not apply to any sale pursuant to
Section 4 or Section 3 hereof.

    (i) The provisions of this Section 2 shall expire and be of no further force and effect at the earlier of (x) the Initial Public Offering or (y) the closing of a Section 4 Transaction (as defined in Section 4).

    SECTION 3.  RIGHT TO PARTICIPATE IN SALE.

    (a) In the event that, during the period beginning immediately after the closing of the Merger and ending upon the Initial Public Offering, one or more Class D Stockholders propose to engage in a sale or series of related sales of equity interests in the Company which is not a "Tag-Along Transfer" within the meaning of Article IV of the Certificate of Incorporation, but such sale would result in a transfer of a majority of the voting power of the Company (a "Section 3 Sale") to a purchaser who is not an Investcorp Investor (a "Section 3 Purchaser"), then EHL and any Permitted Transferee holding EHL Shares shall be given the right to participate in such Section 3 Sale at the same price and on the same terms and conditions as the Class D Stockholders of the Company participating in such transaction, up to the Pro Rata EHL Share Amount (as defined below)

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applicable to EHL and each such Permitted Transferee.  As used in this
Section 3, "Pro Rata EHL Share Amount" applicable to a holder of EHL Shares shall mean the number of whole EHL Shares (disregarding any fractional share) derived by multiplying (x) the total number of EHL Shares held by such holder by (y) a fraction, the numerator of which is the total number of outstanding shares of capital stock of the Company (other than EHL Shares) to be included in the Section 3 Sale and the denominator of which is the total number of outstanding shares of capital stock held by stockholders of any class of capital stock (other than holders of EHL Shares) who are participating as sellers in the Section 3 Sale.

    (b) The Class D Stockholders proposing to engage in a Section 3 Sale shall notify, or cause to be notified, EHL and each Permitted Transferee holding EHL Shares in writing of each Section 3 Sale at least 30 days prior to the scheduled closing of the Section 3 Sale. Such notice (the "Section 3 Sale Notice") shall set forth the following: (i) the total number of shares of Company capital stock, by class, to be included in the Section 3 Sale, (ii) the applicable Pro Rata EHL Share Amount for each holder of EHL Shares then having rights under this Section 3 and the basis on which each such Amounts have been calculated,
(iii) the consideration per share to be paid by the Section 3 Purchaser, (iv) a summary of other material terms and conditions of the Section 3 Sale and an estimate of anticipated expenses, (v) that the Section 3 Purchaser has been informed of the participation rights under this Section 3 and has agreed to purchase EHL Shares up to the applicable Pro Rata EHL Share Amounts to the extent holders of such EHL Shares elect to participate and (vi) the name and address of the person to whom such holders of EHL Shares should direct their election notices as provided in Section 3(c) below.

    (c)  (i)       The participation rights granted pursuant to this Section 3 may be exercised by holders of such rights by delivery of a written notice (the "Section 3 Election Notice") to the person designated in the Section 3 Sale Notice within 15 days following receipt of such Notice (each holder of such participation rights who so elects is referred to herein as an "Electing Holder"). The Section 3 Election Notice shall state either (A) that the Electing Holder elects to include in such sale its full Pro Rata EHL Share Amount or (B) if such Electing Holder elects to include in such Sale a lesser number of shares, such lesser number of shares (the amount so included, the "Included EHL Shares").

         (ii) The Section 3 Election Notice shall constitute a binding agreement by the applicable Electing Holder to sell the Included EHL Shares in the Section 3 Sale on the terms and conditions specified in the Section 3 Sale Notice. In addition, by delivering the Section 3 Election Notice, such Electing Holder agrees to the following: (A) prior to the closing of any such Sale, to execute and deliver (or cause to be executed and delivered) any purchase agreement or other documentation required by the Section 3 Purchaser to consummate the Sale which purchase agreement and other documentation shall be on terms no less favorable in respect of any material term to such Electing Holder than those executed by the other Company stockholders participating in such Sale PROVIDED that no Electing Holder shall be required to make any representation or warranty or undertake any liability in any such purchase agreement or otherwise in connection with a Section 3 Sale other than representations and warranties as to its ownership and authority to transfer the Included EHL Shares, free and clear of all liens and encumbrances and in compliance with all applicable laws and (B) at the closing of any such Sale, deliver to the Section 3 Purchaser the

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certificate or certificates representing the Included EHL Shares, duly endorsed for transfer with signatures guaranteed, against receipt of the purchase price therefor.

         (iii) If no Section 3 Election Notice is received by the person designated in the Section 3 Sale Notice to receive such Election Notice within the time period specified in Section 3(c)(i) above, the other selling stockholders participating in the Section 3 Sale shall have the right for a 120-day period to sell to the Section 3 Purchaser up to the number of shares designated as proposed for sale in the Section 3 Sale Notice on terms and conditions no more favorable in any material respect to such stockholders than those stated in such Notice.

    (d) Each holder of Included Shares shall be required to bear its PRO RATA share, based on the number of total shares included in such Sale by all Company stockholders, of the expenses of the transaction, including without limitation legal, accounting and investment banking fees and expenses.

    (e) The provisions of this Section 3 shall not apply to any EHL Shares that have previously been the subject of a completed Section 3 Sale nor shall the holder of any such EHL Shares have the right, pursuant to this Agreement, to participate in any subsequent Section 3 Sale.

    (f) The provisions of this Section 3 shall not apply to sales by a Class D Stockholder to any Affiliate of any Class D Stockholder or to any Investcorp Investor.

    SECTION 4.  RIGHT TO CAUSE SALE.

    (a) If, after the Initial Public Offering, the Investcorp Investors determine to sell, in one transaction or a series of related transactions, 85% or more in the aggregate of their respective equity interests in the Company (a "Section 4 Transaction") to a purchaser who is not an Investcorp Investor or to a group of purchasers who are not Investcorp Investors (the "Section 4 Purchaser"), then IIEL shall have the right to in its sole discretion require EHL and any Person who became a Permitted Transferee prior to the Initial Public Offering, to the extent either of them then beneficially own EHL Shares, to sell all of their remaining equity interests in the Company as a part of the Section 4 Transaction at the same price and on the same terms and conditions as are applicable to the other Investcorp Investors participating in such Transaction; PROVIDED that no Holder of EHL Shares shall be required to make any representation or warranty or undertake any liability in connection with such
Section 4 Transaction other than representations and warranties as to its ownership and authority to transfer the EHL Shares, free and clear of all liens and encumbrances and in compliance with all applicable laws; and PROVIDED FURTHER that such right to require EHL and any such Permitted Transferee to sell their remaining equity interests in the Company shall be available only so long as the equity interests in the Company beneficially held by Investcorp Investors represent an aggregate equity position in the Company equal to or greater than 50% of the aggregate equity position that Investcorp Investors beneficially held as of immediately after the closing of the Merger.

    (b) In the event that both Sections 3 and 4 apply to a single transaction or to a series of related transactions, the rights set forth in this Section 4 will have priority over the rights set forth in Section 3 above, and the rights set forth in Section 3 above will become exercisable by EHL (and Permitted Transferees, if any) following a determination by IIEL not to exercise its right under this Section 4. IIEL will provide written notice to EHL and each Permitted Transferee of such determination at least 15 days prior to the scheduled closing of the Transaction.

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    (c)  In the event that IIEL exercises its right to require EHL and any
Permitted Transferee to sell their remaining equity interests in the Company in a Section 4 Transaction, IIEL will cause EHL and any such Permitted Transferee to receive written notice thereof (a "Section 4 Notice") not less than 20 days prior to the scheduled closing date of the Section 4 Transaction. The Section 4 Notice shall state the following: (1) the name and address of the Section 4 Purchaser, (ii) the number of shares of each class of capital stock to be sold in the Section 4 Transaction, (iii) the amount and form of consideration to be paid for such shares, (iv) a summary of the material terms and conditions of the
Section 4 Transaction, (v) that the conditions to the right of IIEL to require the sale of such remaining equity interests in the Company in the Section 4 Transaction have been satisfied, (vi) that the Section 4 Purchaser has agreed to purchase such remaining equity interests in the Company as a part of the Section 4 Transaction, and (vii) the name and address of the person to whom the holders of such remaining interests should send their stock certificates and with whom the holders of such remaining interests should otherwise communicate with respect to the Section 4 Transaction. Upon receipt of a Section 4 Notice, EHL and each such Permitted Transferee shall take all steps necessary to facilitate the prompt closing of the Section 4 Transaction.

    (d) Without limiting any rights or remedies available to any party hereto against EHL and any such Permitted Transferee for any breach of this Section 4, it is expressly agreed that the Section 4 Purchaser and the Company shall each have the right to enforce the rights of IIEL under this Section 4 and to seek any available remedies against EHL and any such Permitted Transferee for breach of this Section 4.

    SECTION 5.  REGISTRATION RIGHTS.

    (a)  DEMAND REGISTRATION.

         (i) WRITTEN REQUEST. If, prior to the date which is 5 years from the closing of the Merger, the Initial Public Offering has not occurred, then, at any time after such fifth anniversary until such time as the Initial Public Offering has occurred, the holders of Registrable Securities (each for purposes of this Section 5, a "Holder," and collectively the "Holders") representing at least 75% of the EHL Shares shall have the right, exercisable only once, to require the Company to register under the Securities Act such number of Registrable Securities as such Holders shall designate for sale in a written request (the "Demand Registration Notice") to the Company (the "Demand Registration").

         (ii)  DEMAND REGISTRATION.

              (A)  If the Demand Registration is requested pursuant to
     Section 5(a)(i) hereof, the Company agrees to use its reasonable best efforts to cause to be filed at the earliest possible date, and in no event later than one-hundred twenty (120) days from the receipt of such request, and declared effective a registration statement providing for the sale by the Holders of such Registrable Securities as are designated for sale in the Demand Registration Notice on an appropriate registration form pursuant to the Securities Act. A registration shall not count as a Demand Registration until it has become effective; PROVIDED that all of the other obligations of the Company to the Holders with respect to such Demand Registration will remain in effect whether or not such registration is counted as the Demand Registration; and PROVIDED FURTHER that, after filing of a registration statement pursuant to a

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     Demand Registration Notice until such time as such registration statement becomes effective, the Holders of a majority of the Registrable Securities included therein may by written notice to the Company request that such registration statement be withdrawn, and the Company shall thereafter promptly notify the appropriate staff of the Commission that such registration statement (and any request for acceleration of effectiveness thereof) are being withdrawn, but if such Holders elect to cause such a withdrawal then the Holders of Registrable Securities shall not be entitled to initiate another Demand Registration until 6 months after such withdrawal and any subsequently filed registration statement pursuant to a Demand Registration will count as the Demand Registration if the reason it does not become effective is due to another withdrawal request by Holders.

              (B) The Company shall be entitled to postpone for a reasonable period of time (not exceeding twelve (12) months) the filing of a registration statement pursuant to the Demand Registration if, within ten (10) business days after the Company receives the Demand Registration Notice, the Company shall furnish to the Holders making such request a certificate signed by the President of the Company stating that in the good faith belief of a majority of the Board of Directors, it would be in the best interests of the Company and its stockholders to defer the filing required hereunder. Such certificate shall summarize the reasons for such good faith belief, and such Holders shall be entitled to discuss the reasons given with the entire Board of Directors.

              (C) The Company will not, without the written consent of a majority in interest of the Holders, include in any Demand Registration securities for sale for the account of any Person other than the Holders, except that the Company may include securities held by other holders whose contractual registration rights (now existing or hereafter granted) give them the right to be so included ("Other Rights Holders").

              (D) In the event that a Demand Registration is proposed by the Holders to be effected through an underwritten offering (x) the provisions of Section 5(b)(i)(A) or (B), as applicable, shall govern such Demand Registration, (y) (I) the Company shall have the right in its sole discretion to select the managing underwriter if 50% or more of the shares to be included in such offering will be sold for the account the Company and (II) in connection with any other Demand Registration which is to be an underwritten offering, the holders of a majority of the shares to be included therein pursuant to contractual registration rights (now existing or hereafter granted) shall have the right to select the managing underwriter and, in the absence of such a majority designation, the managing underwriter will be selected by the Company subject to the consent of the Holders of a majority of the Registrable Securities to be included therein, which consent will not be unreasonably withheld; and
     (z) the Company shall make available its senior management to provide reasonable and customary assistance to the underwriters in connection with the marketing of the securities included therein.

    (b)  COMPANY REGISTRATION.

         (i) As long as EHL and Permitted Transferees, in the aggregate, beneficially own Registrable Securities comprising at least two percent (2%) of the outstanding equity securities of the Company, if the Company proposes to file a registration statement with respect to equity securities of the Company (other than a registration statement on Form S-8 or S-4 or comparable successor

                                          8

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     forms or a registration statement relating to a dividend reinvestment plan), which is available for use for Registrable Securities, under the Securities Act, then the Company shall give written notice of such proposed filing to each Holder at least 30 days before the anticipated filing date of such registration statement, and such notice shall offer each Holder the opportunity to include in such registration statement the Registrable Securities then owned by such Holder, as such Holder may request in writing within 15 days after receipt of the Company's notice (which request shall specify the number of Registrable Securities to be included in such registration statement and the intended method of disposition). The Company shall include in any such registration statement all such Registrable Securities requested to be included. Notwithstanding the foregoing:
               (A) if (x) the registration statement relates to an underwritten offering which includes equity securities of the Company to be offered and sold for the account of the Company and (y) the managing underwriter of any such offering advises the Company in writing that the total number of shares which the Company, the Holders and the Other
     Rights Holders intend to include in such offering is sufficiently large to affect materially and adversely the ability of such underwriter to complete successfully an offering that does not significantly and adversely impact the market price of the equity securities being offered, then the number of Registrable Securities to be included in such registration statement and offering for the account of the Holders shall be reduced, PRO RATA with the number of shares to be so included for the account of the Other Rights Holders, so that the aggregate amount of shares included in such registration statement and offering for the account of Holders and the Other Rights Holders does not exceed the amount that such managing underwriter determines in good faith can be sold in such offering without materially and adversely affecting the ability of such managing underwriter to complete successfully such offering without significantly and adversely affecting the market price of the equity securities being offered; and
               (B) if (x) the registration statement relates to an underwritten offering which does not include equity securities of the Company to be sold for the account of the Company and (y) the managing underwriter advises the Holders and the Other Rights Holders who have requested that shares be included therein that the total number of shares which the Holders and the Other Rights Holders intend to include in such offering is sufficiently large to affect materially and adversely the ability of such underwriter to complete successfully an offering that does not significantly and adversely affect the market price of the equity securities being offered, then the number of Registrable Securities to be included in such registration statement and offering for the account of the Holders shall be reduced, PRO RATA with the number of shares to be so included for the account of the Other Rights Holders, so that the aggregate amount of shares included in such registration statement and offering for the account of Holders and the Other Rights Holders in the aggregate does not exceed the amount that such managing underwriters determine in good faith can be sold in such offering without materially and adversely affecting the ability of such managing underwriter to complete successfully such offering without significantly and adversely affecting the market price of the equity securities being offered.

         (ii) The Company may require each Holder to furnish to the Company information regarding such Holder and the disposition of such Holder's Registrable Securities, and Holders shall

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furnish such information to the Company and any other information as the
Company may reasonably request.

         (iii) In connection with any registration pursuant to this Section 5(b) which relates to a proposed underwritten offering which includes equity securities of the Company to be sold for the account of the Company, the Company shall have the right in its sole discretion to select the managing underwriter. In connection with any other registration pursuant to this Section 5(b) which relates to a proposed underwritten offering, holders of a majority of the shares to be included therein pursuant to contractual registration rights (now existing or hereafter granted) shall have the right to select the managing underwriter and, in the absence of such a majority designation, the managing underwriter will be selected by the Company.

    (c) REGISTRATION PROCEDURES. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 5(a) or (b) hereof, the Company will as expeditiously as possible:

         (i)(A) prepare and file with the Commission a registration statement with respect to such Registrable Securities, (B) promptly respond to all comments received with respect to such registration statement and make and file all amendments thereto deemed necessary by the Company's legal counsel, and
(C) thereafter use its reasonable best efforts to cause such registration statement to become effective; PROVIDED, HOWEVER, that the Company shall not be required to cause such registration statement to become effective if the Company's legal counsel delivers a reasoned written opinion to the Company that it is likely that the Commission will commence proceedings either to issue an order under Section 8(b) of the Act refusing to permit such registration statement to become effective or to issue a stop order under Section 8(d) of the Act suspending the effectiveness of such registration statement;

         (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement accurate and effective and to comply with the provisions of the Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of by the Holder or Holders thereof set forth in such registration statement or for the longer of (A) nine months or (B) if the Company is eligible to conduct a continuous secondary offering pursuant to Rule 415 under the Act, two years; and will furnish to each such Holder at least 2 business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any such amendment or supplement to which any such Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Act or of the rules or regulations thereunder;

         (iii) furnish to each Holder of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment thereof and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents as such seller may reasonably request;

         (iv) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and do any and all other acts and things that may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

         (v) if such registration statement relates to an underwritten written offering, obtain and furnish to each Holder a signed counterpart, addressed to such Holder, of the legal opinions and accountants' comfort letters which are to be delivered to the underwriters;

         (vi) promptly notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall promptly prepare a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (vii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder;

         (viii) if the Common Stock of the Company is listed on a national securities exchange or quoted on NASDAQ, use its best efforts to comply with the requirements of such exchange or NASDAQ to include shares of Registrable Securities covered by such registration statement for listing on each such securities exchange or for quotation on NASDAQ.

         (ix) if requested by Holder or the managing underwriters retained in the case of a Demand Registration, and subject to the reasonable judgment of the Company and its counsel and to applicable law, promptly include in a prospectus supplement or post-effective amendment such information concerning Holder, Holder's Registrable Securities covered thereby and/or the intended method of distribution of such Registrable Securities which is furnished to the Company by Holder or in writing and expressly for use in the prospectus, and promptly make all required filings of such prospectus supplement or post-effective amendment; and

         (x) make available, upon reasonable notice and during business hours, for inspection by Holder, any underwriters participating in any disposition pursuant to such registration statement (in the case of a Demand Registration only), and any attorney, accountant or other agent retained by Holder, if any, or such underwriters, pertinent financial and other records, corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility.

The Company may require each Holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

    (d) UNDERWRITING AGREEMENT. If requested by the underwriters for any underwritten offering of Registrable Securities on behalf of Holders pursuant to a registration requested under Section 5(b) hereof, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain representations and warranties by the Company and other terms and provisions not inconsistent with this Section 5 as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities to the effect and to the extent provided in Section 5(g) hereof, and the Company will cooperate with such Holders to the end that the conditions precedent to the obligations of such Holders under such underwriting agreement shall not include conditions that are not customary in underwriting agreements with respect to secondary distributions and shall be otherwise satisfactory to such Holders. Holders on whose behalf shares are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such Holders. Such Holders shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such Holder, such Holders' Registrable Securities and such Holders' intended method or methods of disposition and any other representation required by law.

    (e) LOCK-UP. EHL and each Permitted Transferee shall, if and to the extent requested in writing by the managing underwriter of the Initial Public Offering, not sell or transfer (other than as part of such Offering) any equity securities of the Company or any securities convertible into, or exercisable or exchangeable for, such equity securities within the period of 180 days after the effective date of the registration statement relating to such Offering or such shorter period as may be acceptable to such managing underwriter; PROVIDED that, if any selling stockholders are participating in the Initial Public Offering, the foregoing obligation is conditioned on EHL and each such Permitted Transferee, to the extent they are Holders of Registrable Securities, being given the opportunity to participate in the registration relating to the Initial Public Offering pursuant to and subject to the limitations contained in Section 5(a) or 5(b) hereof, as applicable.

    (f) REGISTRATION EXPENSES. The Company agrees to pay, in connection with each registration of Registrable Securities requested pursuant to Section 5(a) or 5(b) hereof, all Registration Expenses.

    (g)  INDEMNIFICATION AND CONTRIBUTION.

         (i) INDEMNIFICATION BY COMPANY. The Company agrees to indemnify, to the full extent permitted by law, each Holder, each of its officers, directors, employees and partners, and each Person who controls such Holder within the meaning of Section 15 of the Securities Act and
Section 20(a) of the Exchange Act (each a "Stockholder Indemnified Party") against any and all losses, claims, damages, liabilities or expenses, joint or several (collectively, "Damages") to which they or any of them may become subject: (i) under the Securities Act, the Exchange Act, or otherwise, insofar as such Damages (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus or any amendment to any of the foregoing, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) as a result of or in connection with any violation of applicable Federal, state or foreign laws or regulations (collectively, "Laws") by the Company (other than as a result of any act committed by or omission of a Stockholder Indemnified Party without the Company's approval) or any of the Company's employees, officers or directors in connection with any such registration; PROVIDED, HOWEVER, that the Company will not be liable if any such Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Stockholder Indemnified Party in a signed document stating that such information is specifically for use therein; PROVIDED, FURTHER, that the foregoing indemnity is subject to the condition that, insofar as it related to any untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424(b) under the Securities Act), such indemnity shall not inure to the benefit of the Holders from whom the Person asserting any Damages purchased the Registrable Securities which are the subject thereof, if copies of such final prospectus were delivered to such Holder on a timely basis and such Holder did not deliver to such Person the final prospectus with or prior to the written confirmation for the sale of such Registrable Securities to such Person. In connection with an underwritten offering, the Company will indemnify the underwriters thereof to the same extent as provided above with respect to the indemnification of Stockholder Indemnified Parties and use their reasonable best efforts to obtain a reciprocal and mutual indemnity from the underwriters. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder Indemnified Party and shall survive any transfer by the same of the Registrable Securities of the Holders.

         (ii) INDEMNIFICATION BY HOLDERS. Each Holder will furnish to the Company in writing such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with any registration statement or prospectus to be filed or used under this Agreement and each of them agrees to indemnify and hold harmless to the fullest extent permitted by law, the Company, each person who signed the registration statement, and each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (each, a "Company Indemnified Party" and, collectively with Stockholder Indemnified Parties, the "Indemnified Parties") against joint or several Damages to which they or any of them may become subject: (i) under the Securities Act, the Exchange Act or otherwise, insofar as such Damages
(or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any Damages arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished in writing by a Holder to the Company in a signed document stating that such information is specifically for use therein; or (ii) as a result of or in connection with any violation of applicable Laws by a Holder (other than as a result of any act committed by or omission of a Company Indemnified Party) or any general or limited partners, employees, officers or directors of such Holder in connection with any such registration. This indemnity will be in addition to any liability which a Holder may otherwise have, including any under this Agreement. Notwithstanding the foregoing, the liability of a Holder, except for any liability resulting from the willful misconduct or intentional action of such Holder, shall not exceed an amount equal to the proceeds realized by such Holder of Registrable Securities sold as contemplated herein.

         (iii) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by an Indemnified Party under subsection (a) or (b) above of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing at the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which such party may have under this Section 5(f) except to the extent that the indemnifying party has been prejudiced in any material respect by such failure or from any liability which such party may have otherwise). In case any such action is brought against any Indemnified Party, and the Indemnified Party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party, if any, so notified, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonably costs of investigation. Notwithstanding the foregoing, the indemnified party shall have the right to employ its counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of the commencement of the action. Anything in this subsection to the contrary notwithstanding: (A) an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; and (B) no indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (iv) CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in this Section 5(g) is for any reason held to be unavailable or is insufficient to hold harmless an Indemnified Party, then the indemnifying party and the Indemnified Party shall contribute to the aggregate Damages of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting from Damages suffered by the indemnifying party any contribution received by the indemnifying party from Persons, other than the Indemnified Party, who may also be liable for contribution, including Persons who control the indemnifying party within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) to which the indemnifying party, on the one hand, and the Indemnified Party, on the other hand, may be subject, in such proportions as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in Damages, as well as any other relevant equitable considerations.

    The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by a party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Section 5(g)(iv) was determined by PRO RATA allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the foregoing, (i) any underwriting agreement entered into pursuant hereto may provide that in no case shall any underwriter (except as may be provided in any agreement among underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Registrable Securities purchased by such underwriters, and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 5(g)(iv), notify such party or parties from which contribution may be sought of any obligation it or they may have under this Section 5(g)(iv) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent, which consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, the liability of a Holder except for any liability resulting from the willful misconduct or intentional action of such Holder shall not exceed an amount equal to the proceeds realized by such Holder of Registrable Securities sold as contemplated herein.

    (h)  RULE 144 SALES.

         (i) COMPLIANCE. The Company covenants that, so long as it is subject to the reporting requirements of the Exchange Act, it will use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act so as to enable any Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

         (ii) COOPERATION WITH HOLDERS. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall, to the extent permissible under applicable law, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be issued at least two business days prior to any sale of such Registrable Securities for such number of shares and registered in such names as the Holder may reasonably request upon ten (10) business days prior notice. The Company's obligation set forth in the previous sentence shall be subject to the delivery, if reasonably requested by the Company or its transfer agent, by counsel to such Holder (which counsel shall be reasonably acceptable to the Company and its transfer agent), in form and substance reasonably satisfactory to the Company and its transfer agent, of an opinion that such Securities Act legend need not appear on such certificate.

    SECTION 6.     INFORMATION RIGHTS.

    (a) From and after the closing of the Merger and so long as EHL beneficially owns (x) at least 90% of the EHL Shares held by it immediately after the closing of the Merger and (y) at least 5% of the outstanding equity securities of the Company (clauses (x) and (y) together, the "EHL Retention Condition"), the Company shall, on a timely basis, furnish EHL with annual and quarterly reports concerning the Company the content of which will be substantially as would be required to be publicly disclosed by an issuer whose securities are registered under Section 12 of the Exchange Act.

    (b) So long as the EHL Retention Condition remains satisfied, the Company shall, on a timely basis, furnish EHL with the written materials that the Company submits to the members of its Board of Directors if either of the following shall have occurred and is continuing: (A) a payment default under any of the Company's material debt agreements shall have occurred and is continuing; or (B) the fifth anniversary of the closing of the Merger shall have occurred and no Initial Public Offering shall have been consummated. During any period when EHL is entitled to receive Board materials in accordance with this
Section 6, EHL shall be entitled to have one representative attend as an observer at one meeting of the Company's Board of Directors per calendar year.

    (c) EHL's failure to satisfy either or both of clauses (x) and (y) of the EHL Retention Condition notwithstanding, so long as EHL owns at least 50% of the EHL Shares held by it immediately after the closing of the Merger, the Company shall cooperate with and respond to all reasonable requests for information concerning the Company.

    SECTION 7.     RIGHT TO PARTICIPATE IN FUTURE FINANCINGS.

    (a) In the event that, during the period beginning immediately after the closing of the Merger up to but not including the Initial Public Offering, the Company intends to engage in a New Equity Financing (as defined below), it shall
(i) provide EHL with written notice of such intention at least 20 days prior to the scheduled closing of the New Equity Financing, describing the type of equity securities to be issued, the price and the number or amount thereof, and the general terms upon which the Company proposes to effect such issuance and (ii) take steps as are necessary to enable EHL to participate, at EHL's option, as a purchaser in such New Equity Financing such that EHL, through the exercise of such option, would maintain its percentage interest in the outstanding equity securities of the Company on a fully diluted basis ; PROVIDED that EHL shall be entitled to the rights under this Section 7 only so long as the EHL Retention Condition remains satisfied. For purposes hereof, a "New Equity Financing" means the issuance by the Company of new equity securities of the Company, or securities convertible into, or exercisable or exchangeable for, such equity securities other than issuances of equity securities in connection with (x) stock incentive or compensation plans approved by the Board of Directors of the Company (y) business acquisitions by the Company and (z) financings which in the aggregate involve gross proceeds of up to $25 million.

    SECTION 8.     CERTAIN COMPANY COVENANTS.

    (a) The Company hereby agrees for the benefit of EHL and Permitted Transferees that in the event that through one or more divestitures or asset sales 98% or more of the Company's assets consist of cash or cash equivalents, the Company will proceed expeditiously to liquidate the Company and distribute its net assets to the Company's shareholders in accordance with the Certificate of Incorporation and applicable law.

    (b) The Company hereby agrees for the benefit of EHL and Permitted Transferees that the holders of Class A Common, Class B Common, Class C Common and Class D Common Stock of the Company will rank PARI PASSU with respect to the declaration and payment of cash dividends by the Company.

    (c) The covenants set forth in this Section 8 shall automatically terminate at the Initial Public Offering.

    SECTION 9.     MISCELLANEOUS.

    (a) NOTICES. All notices, instructions and other communications in connection with this Agreement shall be in writing and may be given by (i) personal delivery, (ii) sent by certified mail, return receipt requested, postage prepaid, or (iii) delivery by a nationally recognized overnight courier, to the parties at the addresses of each as set forth on the signature pages to this Agreement (or at such other address as the Company may specify in a notice to the other parties or as any other party may specify in a notice to the Company and the other parties). Notices shall be deemed to have been given (A) when actually delivered personally, (B) the next business day if sent by overnight courier (with proof of delivery), and (C) on the fifth day after mailing by certified mail.

    (b) NO WAIVER. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this Agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

    (c) BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns, including, without limitation, Permitted Transferees to the extent specifically provided for herein. This Agreement shall not be assignable except as otherwise specifically provided herein; PROVIDED that IIEL's rights under Section 2 and
Section 4 hereof may be exercised by IIEL or any Affiliate of IIEL.

    (d) AMENDMENT AND WAIVER. This Agreement may not be amended, modified or supplemented, and no waiver or consent to departures from the provisions hereof shall bind any party who has not given such waiver or consent, unless consented to in writing by at least a majority in interest of the EHL Shares and the Company.

    (e) GOVERNING LAW; SERVICE OF PROCESS. This Agreement shall be construed both as to validity and performance in accordance with, and governed by, the laws of the State of New York applicable to agreements to be performed in New York, without regard to principles of conflict of laws. Each of the parties hereto irrevocably consents to the jurisdiction and venue of any state or federal court situated in the City of New York in the State of New York, and further consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to such party at its address pursuant to Section 7(a) hereof.

    (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

    (g) HEADINGS; SECTIONS. All headings and captions in this Agreement are for purposes of reference only and shall not be construed to limit or affect the substance of this Agreement. All references to Section in this Agreement refer to Sections of this Agreement, unless the context otherwise expressly provides.

    (h) ENTIRE AGREEMENT. This Agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters.

    (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired in any way thereby.

    IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Rights Agreement as of the date first above written.

                                       FALCON BUILDING PRODUCTS, INC., a
                                            Delaware corporation

                                       By: /s/ Gus J. Athas
                                           -----------------------------------
                                            Name: Gus J. Athas
                                            Title: Executive Vice-President
                                            Address:  2 N. Riverside Plaza
                                                      Suite 1100
                                                      Chicago, Ill. 60606

                                       EQUITY HOLDINGS LIMITED, an Illinois
                                            limited partnership

                                       By: /s/ Samuel Zell,
                                           -----------------------------------
                                            Name: Samuel Zell
                                            Title: Trustee of General Partner
                                            Address:  Two North Riverside Plaza
                                                      Chicago, Ill. 60606

                                       INVESTCORP INVESTMENT EQUITY
                                            LIMITED, a Cayman Islands
                                            corporation

                                       By:  /s/ Sydney J. Coleman
                                           -----------------------------------
                                            Name: The Director Ltd.
                                            Title: Director
                                            Address:
                                                      ---------------------

                                                      ---------------------

                                                      ---------------------

                                            OTHER CLASS D STOCKHOLDERS


                                       BALLET LIMITED, a Cayman Islands
                                            corporation

                                       By:   /s/ Grahame Ivey
                                           -----------------------------------
                                            Name: Grahame Ivey
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       DENARY LIMITED, a Cayman Islands
                                            corporation

                                       By: /s/ Nabeel Al Sahaf
                                           -----------------------------------
                                            Name: Nabeel Al Sahaf
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       GLEAM LIMITED, a Cayman Islands
                                            corporation

                                       By:  /s/ Zahid Zakiuddin
                                           -----------------------------------
                                            Name: Zahid Zakiuddin
                                            Address: P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       HIGHLANDS LIMITED, a Cayman Islands
                                            corporation

                                       By:  /s/ Timothy D. Trafford
                                           -----------------------------------
                                            Name: Timothy D. Trafford
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       NOBLE LIMITED, a Cayman Islands
                                            corporation

                                       By:  /s/ Salman A. Abbasi
                                           -----------------------------------
                                            Name: Salman A. Abbasi
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       OUTRIGGER LIMITED, a Cayman Islands
                                            corporation
                                       By:  /s/ P. James Abernathy
                                           -----------------------------------
                                            Name: P. James Abernathy
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       QUILL LIMITED, a Cayman Islands
                                            corporation

                                       By: /s/ Adrian Hudson
                                           -----------------------------------
                                            Name: Adrian Hudson
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       RADIAL LIMITED, a Cayman Islands
                                            corporation

                                       By: /s/ Anthony L. Robinson
                                           -----------------------------------
                                            Name: Anthony L. Robinson
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       SHORELINE LIMITED, a Cayman Islands
                                            corporation
                                       By:  /s/ H. Richard Lukens, III
                                           -----------------------------------
                                            Name: H. Richard Lukens, III
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1

                                       ZINNIA LIMITED, a Cayman Islands
                                            corporation
                                       By:  /s/ Ibrahim Gharghour
                                           -----------------------------------
                                            Name: Ibrahim Gharghour
                                            Address:  P.O. Box 2197
                                                      West Wind Building,
                                                      George Town Grand Caymam,
                                                      Cayman Islands, BW1


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